                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                     Delaware Investments Arizona Municipal
                                Income Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Colorado Insured
                           Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

               Delaware Investments Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

           Delaware Investments Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Florida Insured
                              Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    Delaware Investments Minnesota Municipal
                                Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    Delaware Investments Minnesota Municipal
                              Income Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



         Delaware Investments Minnesota Municipal Income Fund III, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

    2.   Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.   Proposed maximum aggregate value of transaction:

    5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, AUGUST 17, 2005

TO THE SHAREHOLDERS OF:

   DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.
   DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND
   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.

         This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103 on Thursday, August 17, 2005 at 4:00 p.m. The purpose of the meeting is:

         1.  To elect a Board of Directors (or Trustees) for each Fund;

         2. To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

         Please vote and send in your Proxy Card(s) promptly to avoid the need for further mailings. Your vote is important.


/s/ Jude T. Driscoll

Jude T. Driscoll
Chairman

July 11, 2005

Delaware                                                      2005 Market Street
Investments(R)                                            Philadelphia, PA 19103
-----------------------------------                               1-800-523-1918
A member of Lincoln Financial Group


                            COMBINED PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, AUGUST 17, 2005

         MEETING INFORMATION. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, August 17, 2005 at 4:00 p.m. at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103 and/or at any adjournments of the meeting (hereafter, the "Meeting").

         PURPOSE OF MEETING. The purpose of the Meeting is to consider the proposal listed in the accompanying Notice (the "Proposal"). THE BOARD OF DIRECTORS OF EACH FUND URGES YOU TO COMPLETE, SIGN AND RETURN THE PROXY CARD (OR CARDS) INCLUDED WITH THIS COMBINED PROXY STATEMENT, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY TO HELP ASSURE A QUORUM FOR THE MEETING.

         GENERAL VOTING INFORMATION. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" the Proposal listed on the Notice in accordance with the recommendation of the Board of Directors. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

         Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on June 22, 2005. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about July 11, 2005.

         This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm, although they do not presently intend to do so. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

         REQUIRED VOTES. All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, with one exception. The holders of preferred shares of each of the Funds that have issued one or more classes of preferred shares ("Preferred Share Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares. Each of the Funds, except Delaware Investments Dividend and Income Fund, Inc. ("DDF") and Delaware Investments Global Dividend and Income Fund, Inc. ("DGF") have issued preferred shares.

         The amount of votes of each Fund that are needed to approve the Proposal vary. The voting requirements with respect to the Proposal are described within the Proposal. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on the Proposal which requires a plurality of votes cast for approval, but would have the same effect as a vote "AGAINST" a proposal requiring a majority of votes present. Because the Proposal presented is considered to be a "routine" voting item, the Funds do not expect to recognize broker non-votes.

         The presence in person or by proxy of holders of a majority of outstanding shares shall constitute quorum for each Fund. In addition, the presence in person or by proxy of holders of 33 1/3% of the outstanding preferred shares shall constitute a quorum of the preferred share class of the Preferred Share Funds. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board's recommendation on the adoption of the Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their vote) in their discretion on any proposed adjournment.

           PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

         You are being asked to elect each of the current members of the Board of Directors for your Fund. The nominees are: Thomas L. Bennett, Jude T. Driscoll, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

         If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

         The Preferred Share Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Preferred Share Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of the Preferred Share Funds are Thomas F. Madison and Janet L. Yeomans.

                 INFORMATION ON EACH FUND'S BOARD OF DIRECTORS

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                             PRINCIPAL                FUND              OTHER
                             POSITION(S)                                   OCCUPATION(S)             COMPLEX         DIRECTORSHIPS
NAME, ADDRESS AND             HELD WITH          LENGTH OF TIME               DURING               OVERSEEN BY         HELD BY
AGE                            FUND(S)               SERVED                PAST 5 YEARS             DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

JUDE T. DRISCOLL(1)      Chairman, President         5 Years -         Since August 2000, Mr.          86                None
2005 Market Street         Chief Executive           Executive         Driscoll has served in
Philadelphia, PA               Officer                Officer       various executive capacities
19103-7094                   and Director                              at different times at
                                                                       Delaware Investments(2)
42
                                                     2 Years -        Senior Vice President, and
                                                     Director     Director of Fixed Income Process -
                                                                     Conseco Capital Management
                                                                     (June 1998 - August 2000)

INDEPENDENT DIRECTORS

THOMAS L. BENNETT              Director              1 Year              Private Investor -            86                None
2005 Market Street                                                    (March 2004 - Present)
Philadelphia, PA 19103                                                  Investment Manager -
                                                                        Morgan Stanley & Co.
57                                                                  (January 1984 - March 2004)

JOHN A. FRY                    Director              4 Years      President - Franklin & Marshall      86       Director - Community
2005 Market Street                                                 College (June 2002 - Present)                  Health Systems
Philadelphia, PA 19103-7094

45                                                                   Executive Vice President -
                                                                     University of Pennsylvania
                                                                      (April 1995 - June 2002)

ANTHONY D. KNERR               Director              15 Years        Founder/Managing Director -       86                None
2005 Market Street                                               Anthony Knerr & Associates (1990 -
Philadelphia, PA 19103-7094                                       Present) (Strategic Consulting)

66

LUCINDA S. LANDRETH            Director              1 Year          Chief Investment Officer -        86                None
2005 Market Street                                            Assurant, Inc. (Insurance) (2002 - 2004)
Philadelphia, PA 19103-7094
                                                                    Chief Investment Officer -
58                                                                  Fortis, Inc. (1997 -2001)

(1) Mr. Driscoll is considered to be an "interested Director" because he is an executive officer of the Funds' investment adviser. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Funds' investment adviser is a wholly-owned subsidiary, in the ordinary course of business during 2004, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment adviser and its transfer agent.

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                             PRINCIPAL                FUND              OTHER
                             POSITION(S)                                   OCCUPATION(S)             COMPLEX         DIRECTORSHIPS
NAME, ADDRESS AND             HELD WITH          LENGTH OF TIME               DURING               OVERSEEN BY         HELD BY
AGE                            FUND(S)               SERVED                PAST 5 YEARS             DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

ANN R. LEVEN                   Director              16 Years      Treasurer/Chief Fiscal Officer -    86         Director and Audit
2005 Market Street                                                     National Gallery of Art                     Committee Member
Philadelphia, PA 19103                                                      (1994 - 1999)                           Systemax Inc.

64                                                                                                                Director and Audit
                                                                                                                     Committee
                                                                                                                   Chairperson -
                                                                                                                    Andy Warhol
                                                                                                                    Foundation

THOMAS F. MADISON              Director              11 Years    President/Chief Executive Officer -   86         Director - Banner
2005 Market Street                                                       MLM Partners, Inc.                            Health
Philadelphia, PA 19103                                               (January 1993 - Present)
                                                                                                                  Director and Audit
69                                                                                                                Committee Member -
                                                                                                                  Digital River Inc.

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                  Rimage Corporation

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                  CenterPoint Energy

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.

JANET L. YEOMANS               Director              6 Years           Vice President/Mergers &        86                None
2005 Market Street                                                         Acquisitions -
Philadelphia, PA 19103                                                    3M Corporation
                                                                       (January 2003 - Present)
56
                                                                     Ms. Yeomans has held various
                                                                        management positions at
                                                                      3M Corporation since 1983.

J. RICHARD ZECHER              Director              1 Year               Founder - Investor           86         Director and Audit
2005 Market Street                                                    Analytics (Risk Management)                 Committee Member -
Philadelphia, PA 19103                                                   (May 1999 - Present)                     Investor Analytics

65                                                                       Founder/Principal -                      Director and Audit
                                                                       Sutton Asset Management                    Committee Member -
                                                                     (September 1998 to Present)                     Oxigene, Inc.

         The following table shows each Director's ownership of shares of the Fund and of all other Funds in the Delaware Investments Family of Funds (the "Fund Complex") as of May 31, 2005

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                     COMMON STOCK OF FUNDS                               ALL REGISTERED INVESTMENT COMPANIES
NAME OF DIRECTOR                      BENEFICIALLY OWNED                                OVERSEEN BY DIRECTOR IN FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Jude T. Driscoll                            none                                                   over $100,000

INDEPENDENT DIRECTORS

Thomas L. Bennett                           none                                                       none
John A. Fry                                 none                                                   over $100,000*
Anthony D. Knerr                            none                                                 $10,001 - $50,000
Lucinda S. Landreth                         none                                                       none
Ann R. Leven                                none                                                   over $100,000
Thomas F. Madison                           none                                                 $10,001 - $50,000
Janet L. Yeomans                            none                                                $50,001 - $100,000
J. Richard Zecher                           none                                                       none

*As of May 31, 2005, Mr. Fry held assets in a 529 Plan Account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no Shares of the Funds outside of the Plan as of May 31, 2005.

         BOARD, SHAREHOLDER AND COMMITTEE MEETINGS. During the last full fiscal year, each Fund held five Board meetings, four of which were two day meetings and a one day meeting. All of the Directors, other than those elected on March 23, 2005, attended at least 75% of those meetings. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All Directors were present at the Funds' annual meeting held on August 19, 2004.

         Each Fund has an Audit Committee for the purpose of meeting, on a regular basis, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following four Directors appointed by the Board: Thomas F. Madison, Chairperson; Thomas L. Bennett; Janet L. Yeomans; and J. Richard Zecher. Each Audit Committee member is not an "interested person" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and each meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the "NYSE") and the American Stock Exchange (the "AMEX"). Members of the Audit Committee serve for two year terms or until their successors have been appointed and qualified. The Audit Committee held five meetings for DDF and DGF for the fiscal year ended November 30, 2004 and four meetings for the Preferred Share Funds for the fiscal year ended March 31, 2005. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee, attached as Exhibit C.

         Each Fund's Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised of the following three Directors appointed by the Board: John A. Fry, Chairperson; Anthony D. Knerr; and Lucinda S. Landreth, all of whom meet the independence requirements set forth in the listing standards of the NYSE and AMEX and are not "interested persons" under the 1940 Act. The Nominating Committee recommends nominees for independent Directors for consideration by the incumbent independent Directors of each Fund, and the Nominating Committee recommends nominees for interested Directors for consideration by the full Board of each Fund. The Nominating Committee held ten meetings during the fiscal year ended November 30, 2004 for DDF and DGF and 13 meetings for the Preferred Share Funds for the fiscal year ended March 31, 2005.

         The Fund's Board of Directors has adopted a formal charter for the Nominating Committee setting forth its responsibilities. A copy of the Nominating Committee's charter is included as Exhibit D to this Combined Proxy Statement. A current copy of the Nominating Committee's charter is also available on the Fund's website at www.delawareinvestments.com.

         The Nominating Committee will consider shareholder recommendations for nominations to the Board of Directors only in the event that there is a vacancy on the Board of Directors. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to John A. Fry, Chairman of the Nominating Committee, c/o the Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Directors.

         The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Directors and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for the Board of Directors, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an independent director for purposes of the 1940 Act and the listing standards of the NYSE and AMEX.

         The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Funds' long-term shareholders and whose background will complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

         BOARD COMPENSATION. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment adviser and do not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $70,000 for serving as a Director of all 33 investment companies within the Fund Complex, plus $5,000 per day for each day the Board meets (normally four regular meetings, all of which are two day meetings). Ann R. Leven is the current Coordinating Director for the Funds and receives an additional annual retainer totaling $25,000 with respect to all 33 investment companies within the Fund Complex. Members of the Audit Committee receive additional compensation of $2,500 for each Audit Committee meeting. The chairperson of the Audit Committee receives an additional annual retainer of $10,000. Independent Directors who are members of the Nominating Committee receive $1,700 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $1,500.

         Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies in the Fund Complex at the time of the person's retirement. If an eligible Director of each investment company within the Fund Complex had retired as of May 31, 2005, he or she would have been entitled to annual payments in the amount of $70,000. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the Fund Complex as a whole during the twelve months ended May 31, 2005.

                        INTERESTED
                         DIRECTOR                                      INDEPENDENT DIRECTORS
                        ----------   -----------------------------------------------------------------------------------------------
                         JUDE T.     THOMAS L.    JOHN A.   ANTHONY D.    LUCINDA S.   ANN R.     THOMAS F.    JANET L.   J. RICHARD
FUND NAME                DRISCOLL     BENNETT      FRY        KNERR        LANDRETH    LEVEN       MADISON     YEOMANS      ZECHER
---------                --------    ---------    -------   ----------    ----------   ------     ---------    --------   ----------
Delaware Investments
   Dividend and
   Income Fund, Inc.       None        $193       $1,115      $1,198         $187      $1,146       $1,082      $1,069        $193
Delaware Investments
   Global Dividend
   and Income
   Fund, Inc.              None        $ 95       $  561      $  602         $ 91      $  553       $  522      $  516        $ 95
Delaware Investments
   Arizona Municipal
   Income Fund, Inc.       None        $ 54       $  345      $  367         $ 52      $  319       $  301      $  298        $ 54
Delaware Investments
   Colorado Insured
   Municipal Income
   Fund, Inc.              None        $ 90       $  548      $  585         $ 87      $  536       $  506      $  500        $ 90
Delaware Investments
   Florida Insured
   Municipal Income
   Fund                    None        $ 44       $  296      $  315         $ 43      $  263       $  252      $  249        $ 45
Delaware Investments
   Minnesota
   Municipal Income
   Fund, Inc.              None        $ 46       $  298      $  317         $ 44      $  269       $  254      $  251        $ 46
Delaware Investments
   Minnesota
   Municipal Income
   Fund II, Inc.           None        $130       $  765      $  819         $126      $  769       $  726      $  717        $130
Delaware Investments
   Minnesota
   Municipal Income
   Fund III, Inc.          None        $ 31       $  218      $  231         $ 30      $  183       $  173      $  171        $ 31
TOTAL COMPENSATION
   FROM FUND COMPLEX
   (86 FUNDS) FOR THE
   12 MONTHS ENDED
   MAY 31, 2005            None      24,167      127,150     136,858       23,367     135,167      127,667     126,000      24,167

         OFFICERS. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Jude
T. Driscoll, Michael P. Bishof, Richelle S. Maestro and John J. O'Connor. Exhibit E includes biographical information and the past business experience of such officers, except for Mr. Driscoll, whose information is set forth herein along with the other Directors. The Exhibit also identifies which of these executive officers are also officers of Delaware Management Company ("DMC"), the investment adviser of each Fund. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of LNC, the ultimate parent of DMC. They are considered to be "interested persons" of the Funds under the 1940 Act.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment adviser. The Funds believe that these requirements were met for fiscal year 2005, except that management failed to timely file Form 3s on behalf of Thomas L. Bennett, Lucinda
S. Landreth and J. Richard Zecher.

         REQUIRED VOTE. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. The holders of the preferred shares of the Preferred Share Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of the Preferred Share Funds.

-----------------------------------------------------------------------------------------------------
                                                                   PROPOSAL 1
                                                             ELECTION OF DIRECTORS
-----------------------------------------------------------------------------------------------------
                                       Driscoll, Bennett, Fry, Knerr,
FUND                                   Landreth, Leven and Zecher               Madison and Yeomans
-----------------------------------------------------------------------------------------------------
Delaware Investments Dividend
   and Income Fund, Inc.; Delaware                         Plurality of votes cast.
   Investments Global Dividend and
   Income Fund, Inc.
-----------------------------------------------------------------------------------------------------
Preferred Share Funds                  Plurality of votes cast of common      Plurality of votes cast
                                             and preferred shares.              of preferred shares.
-----------------------------------------------------------------------------------------------------




                       THE BOARD OF DIRECTORS UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                                  PROPOSAL ONE

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

         The firm of Ernst & Young LLP has been selected as the independent registered public accounting firm ("independent auditors") for the Funds. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), Ernst & Young LLP has confirmed to each Fund's Audit Committee regarding the independence of Ernst & Young LLP. The Audit Committee must approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of one or more of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

         Each Fund's Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to a Fund, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations or financial reporting of a Fund are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

         As required by its charter, each Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP the audited financial statements for each Fund's last fiscal year. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by ISB No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Each Fund's Board of Directors considered fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors' independence. Based on the foregoing discussions with management and the independent auditors, each Fund's Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in each Fund's annual report to shareholders for the last fiscal year.

         As noted above, the members of each Fund's Audit Committee are: Thomas
L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher. All members of each Fund's Audit Committee meet the standard of independence set forth in the listing standards of the NYSE and AMEX, as applicable, and are not considered to be "interested persons" under the 1940 Act. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Exhibit C to this Combined Proxy Statement.

         AUDIT FEES. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended November 30, 2004 for DDF and DGF and ended March 31, 2005 for the Preferred Share Funds, and for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Share Funds are set forth below:

----------------------------------------------------------------------------------------------------
                                                                    AUDIT FEES        AUDIT FEES
                                                                 FOR FYE 11/30/04  FOR FYE 11/30/03
FUND                                                                AND 3/31/05       AND 3/31/04
----------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                   $29,250           $26,025
Delaware Investments Global Dividend and Income Fund, Inc.            $29,250           $26,025
Delaware Investments Arizona Municipal Income Fund, Inc.              $18,950           $16,950
Delaware Investments Colorado Insured Municipal Income Fund, Inc.     $18,950           $16,950
Delaware Investments Florida Insured Municipal Income Fund            $18,950           $16,950
Delaware Investments Minnesota Municipal Income Fund, Inc.            $18,950           $16,950
Delaware Investments Minnesota Municipal Income Fund II, Inc.         $18,950           $16,950
Delaware Investments Minnesota Municipal Income Fund III, Inc.        $18,950           $16,950
----------------------------------------------------------------------------------------------------

         AUDIT-RELATED FEES. The aggregate fees billed by the Funds' independent auditors for services relating to the performance of the audit of each Fund's financial statements and not reported above under "Audit Fees" are described below for the fiscal year ended November 30, 2004 for DDF and DGF and ended March 31, 2005 for the Preferred Share Funds and for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Shares Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed upon procedures relating to the comm. paper program rating agency reports for DDF and agreed-upon procedures relating to the preferred share rating agency reports for the Preferred Share Funds.

-------------------------------------------------------------------------------------------------------
                                                                AUDIT-RELATED FEES  AUDIT-RELATED FEES
                                                                 FOR FYE 11/30/04    FOR FYE 11/30/03
FUND                                                                AND 3/31/05        AND 3/31/04
-------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                   $8,320             $9,850
Delaware Investments Global Dividend and Income Fund, Inc.            $    0             $    0
Delaware Investments Arizona Municipal Income Fund, Inc.              $6,695             $9,900
Delaware Investments Colorado Insured Municipal Income Fund, Inc.     $6,695             $9,900
Delaware Investments Florida Insured Municipal Income Fund            $6,695             $9,900
Delaware Investments Minnesota Municipal Income Fund, Inc.            $6,695             $9,900
Delaware Investments Minnesota Municipal Income Fund II, Inc.         $6,700             $9,900
Delaware Investments Minnesota Municipal Income Fund III, Inc.        $6,700             $9,900
-------------------------------------------------------------------------------------------------------

         The aggregate fees billed by the Funds' independent auditors for services relating to the performance of the audit of the financial statements of each Fund's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of a Fund for the fiscal year ended November 30, 2004 for DDF and DGF and ended March 31, 2005 for the Preferred Share Funds were $21,350, and for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Share Funds were $15,750. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed-upon procedures reports to the Board of Directors in connection with the annual accounting service agent contract renewal and the pass-through of internal legal costs relating to the operations of the Fund.

         TAX FEES. The aggregate fees billed by the Funds' independent auditors for tax-related services provided to each Fund are described below for the fiscal year ended November 30, 2004 for DDF and DGF and ended March 31, 2005 for the Preferred Share Funds, and for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Share Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax and review of annual excise distribution calculations.

----------------------------------------------------------------------------------------------------------
                                                                        TAX FEES              TAX FEES
                                                                    FOR FYE 11/30/04      FOR FYE 11/30/03
FUND                                                                   AND 3/31/05           AND 3/31/04
----------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                       $1,750                $1,250
Delaware Investments Global Dividend and Income Fund, Inc.                $1,750                $1,250
Delaware Investments Arizona Municipal Income Fund, Inc.                  $1,750                $1,250
Delaware Investments Colorado Insured Municipal Income Fund, Inc.         $1,750                $1,250
Delaware Investments Florida Insured Municipal Income Fund                $1,750                $1,250
Delaware Investments Minnesota Municipal Income Fund, Inc.                $1,750                $1,250
Delaware Investments Minnesota Municipal Income Fund II, Inc.             $1,750                $1,250
Delaware Investments Minnesota Municipal Income Fund III, Inc.            $1,750                $1,250
----------------------------------------------------------------------------------------------------------

         The aggregate fees billed by the Funds' independent auditors for tax-related services provided to the Funds' investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Fund were $0 for each Fund's prior two fiscal years ended.

         ALL OTHER FEES. The aggregate fees billed for all services provided by the independent auditors to the Funds other than those set forth above were $0 for the prior two fiscal years ended.

         The aggregate fees billed for all services other than those set forth above provided by the Funds' independent auditors to the Funds' investment adviser(s) and other service providers under common control with the investment adviser(s) and that relate directly to the operations or financial reporting of the Funds were $0 for the Funds' prior two fiscal years ended.

         AGGREGATE NON-AUDIT FEES TO THE FUNDS, THE INVESTMENT ADVISER(S) AND SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by the independent auditors for services rendered to the Preferred Shares Funds and to its investment adviser and other service providers under common control with the investment adviser were $235,079 and $166,625 for the Funds' fiscal years ended March 31, 2005 and March 31, 2004, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and to its investment adviser and other service providers under common control with the investment adviser were $236,704 and $166,575 for the Fund's fiscal years ended November 30, 2004 and November 30, 2003, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DGF and to its investment advisers and other service providers under common control with the investment advisers were $350,589 and $218,805 for the Fund's fiscal years ended November 30, 2004 and November 30, 2003, respectively. In connection with its selection of the independent auditors, the Audit Committee has considered the independent auditors' provision of non-audit services to the investment adviser(s) and other service providers under common control with the investment adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

COMMUNICATIONS TO THE BOARD OF DIRECTORS

         Shareholders who wish to communicate to the full Board of Directors may address correspondence to Ann R. Leven, Coordinating Director for the Funds, c/o a Fund at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Director or any individual Director c/o a Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

         INVESTMENT ADVISER. DMC (a series of Delaware Management Business Trust), 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each Fund. Delaware International Advisers Ltd., an affiliate of DMC until it was acquired through a venture comprised of certain members of its management and a private equity firm, was a sub-adviser to DGF until September 24, 2004.

         ADMINISTRATOR. Delaware Service Company, Inc., 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and accounting services for the Funds.

         INDEPENDENT AUDITORS. Ernst & Young LLP serves as the Funds' independent auditors. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative of Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         SHAREHOLDER PROPOSALS. If a Fund holds an annual meeting of shareholders in 2006, shareholder proposals to be included in the Funds' Combined Proxy Statement for that meeting must be received no later than March 8, 2006. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 23, 2006.

         FUND REPORTS. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free
(800) 523-1918.

                                   EXHIBIT A
              OUTSTANDING SHARES AS OF RECORD DATE (JUNE 22, 2005)

Delaware Investments Dividend and Income Fund, Inc.                   12,876,300

Delaware Investments Global Dividend and Income Fund, Inc.             5,985,582

Delaware Investments Arizona Municipal Income Fund, Inc.               2,982,700

  Common Stock         2,982,200
  Preferred Stock            500

Delaware Investments Colorado Insured Municipal Income Fund, Inc.      4,837,900

  Common Stock         4,837,100
  Preferred Stock            800

Delaware Investments Florida Insured Municipal Income Fund             2,422,600

  Common Shares        2,422,200
  Preferred Shares           400

Delaware Investments Minnesota Municipal Income Fund, Inc.             2,595,100

  Common Stock         2,594,700
  Preferred Stock            400

Delaware Investments Minnesota Municipal Income Fund II, Inc.          7,253,400

  Common Stock         7,252,200
  Preferred Stock          1,200

Delaware Investments Minnesota Municipal Income Fund III, Inc.         1,837,500

  Common Stock         1,837,200
  Preferred Stock            300

                                   EXHIBIT B

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

         The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of June 22, 2005, Management does not have knowledge of beneficial owners.

                                                                                                   PERCENT OF
FUND                                        NAME AND ADDRESS                NUMBER OF SHARES    OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and           Cede & Co                           12,689,949           98.55%
   Income Fund, Inc.                        P.O. Box 20
                                            Bowling Green Station
                                            New York, NY 10004

Delaware Investments Global                 Cede & Co.                           5,845,304           97.66%
   Dividend and Income Fund, Inc.           P.O. Box 20
                                            Bowling Green Station
                                            New York, NY 10004

Delaware Investments Arizona                Cede & Co.                           2,905,372           97.42%
   Municipal Income Fund, Inc.              P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Arizona                CitiGroup Global Markets Inc.              164           65.60%
   Municipal Income Fund, Inc.              Pat Haller
   Preferred Stock                          333 West 34th Street
   Series A                                 New York, NY 10001

                                            Mellon Trust of New England,                50           20.00%
                                            National Association
                                            Melissa Tarasovich
                                            525 William Penn Place
                                            Pittsburgh, PA 15259

                                            UBS Financial Services Inc.                 36           14.40%
                                            Jane Flood
                                            1200 Harbor Blvd.
                                            Weehawken, NJ 07086

Delaware Investments Arizona                CitiGroup Global Markets Inc.              250          100.00%
   Municipal Income Fund, Inc.              Pat Haller
   Preferred Stock                          333 West 34th Street
   Series B                                 New York, NY 10001

Delaware Investments Colorado               Cede & Co.                           4,625,550           95.63%
   Insured Municipal Income Fund, Inc.      P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Colorado               CitiGroup Global Markets Inc.              261           65.25%
   Insured Municipal Income Fund, Inc.      Pat Haller
   Preferred Stock                          333 West 34th Street
   Series A                                 New York, NY 10001

                                            Merrill Lynch, Pierce, Fenner &            126           31.50%
                                            Smith Safekeeping
                                            Veronica E. O'Neill
                                            4 Corporate Place
                                            Piscataway, NJ 08854

                                                                                                   PERCENT OF
FUND                                        NAME AND ADDRESS                NUMBER OF SHARES    OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------
Delaware Investments Colorado               Merrill Lynch, Pierce, Fenner &            226           56.50%
   Insured Municipal Income Fund, Inc.      Smith Safekeeping
   Preferred Stock                          Veronica E. O'Neil
   Series B                                 4 Corporate Place
                                            Piscataway, NJ 08854

                                            CitiGroup Global Markets Inc.              133           33.25%
                                            Pat Haller
                                            333 West 34th Street
                                            New York, NY 10001

                                            Wells Fargo Brokerage Services, LLC         37            9.25%
                                            Grant Lindgren
                                            608 Second Ave. S 5th Floor
                                            Minneapolis, MN 55479

Delaware Investments Florida                Cede & Co.                           2,248,165           92.82%
   Insured Municipal Income Fund            P.O. Box 20
   Common Shares                            Bowling Green Station
                                            New York, NY 10004

Delaware Investments Florida                CitiGroup Global Markets Inc.              120           60.00%
   Insured Municipal Income Fund            Pat Haller
   Preferred Shares                         333 West 34th Street
   Series A                                 New York, NY 10001

                                            USB Financial Services Inc.                 59           29.50%
                                            Jane Flood
                                            1200 Harbor Blvd.
                                            Weekhawken, NJ 07086

                                            Mellon Trust of New England,                17            8.50%
                                            National Association
                                            Melissa Tarasovich
                                            525 William Penn Place
                                            Pittsburgh, PA 15259

Delaware Investments Florida                CitiGroup Global Markets Inc.              162           81.00%
   Insured Municipal Income Fund            Pat Haller
   Preferred Shares                         333 West 34th Street
   Series B                                 New York, NY 10001

                                            USB Financial Services Inc.                 38           19.00%
                                            Jane Flood
                                            1200 Harbor Blvd.
                                            Weekhawken, NJ 07086

Delaware Investments Minnesota              Cede & Co.                           2,347,128           90.46%
   Municipal Income Fund, Inc.              P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Minnesota              CitiGroup Global Markets Inc.              333           83.25%
   Municipal Income Fund, Inc.              Pat Haller
   Preferred Stock                          333 West 34th Street
                                            New York, NY 10001

                                            Charles Schwab & Co., Inc.                  45           11.25%
                                            Ronnie Fuiava
                                            Attn: Proxy Department
                                            San Francisco, CA 94105

                                                                                                   PERCENT OF
FUND                                        NAME AND ADDRESS                NUMBER OF SHARES    OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------
Delaware Investments Minnesota              Cede & Co.                           6,822,789           94.08%
   Municipal Income Fund II, Inc.           P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Minnesota              CitiGroup Global Markets Inc.              291           48.50%
   Municipal Income Fund II, Inc.           Pat Haller
   Preferred Stock                          333 West 34th Street
   Series A                                 New York, NY 10001

                                            USB Financial Services Inc.                264           44.00%
                                            Jane Flood
                                            1200 Harbor Blvd.
                                            Weekhawken, NJ 07086

                                            Charles Schwab & Co., Inc.                  45            7.50%
                                            Ronnie Fuiava
                                            Attn: Proxy Department
                                            San Francisco, CA 94105

Delaware Investments Minnesota              CitiGroup Global Markets Inc.              400           66.66%
   Municipal Income Fund II, Inc.           Pat Haller
   Preferred Stock                          333 West 34th Street
   Series B                                 New York, NY 10001

                                            Pershing LLC                                80           13.33%
                                            Al Hernandez
                                            Securities Corporation
                                            1 Pershing Plaza
                                            Jersey City, NJ 07399

                                            Merrill Lynch, Pierce, Fenner &             71           11.83%
                                            Smith Safekeeping
                                            Veronica O'Neill
                                            4 Corporate Place
                                            Piscataway, NJ 08854

                                            Charles Schwab & Co., Inc.                  34            5.60%
                                            Ronnie Fuiava
                                            Attn: Proxy Department
                                            San Francisco, CA 94105

Delaware Investments Minnesota              Cede & Co.                           1,741,129           94.77%
   Municipal Income Fund III, Inc.          P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Minnesota              CitiGroup Global Markets Inc.              235           78.33%
   Municipal Income Fund III, Inc.          Pat Haller
   Preferred Stock                          333 West 34th Street
                                            New York, NY 10001

                                            Charles Schwab & Co., Inc.                  58           19.33%
                                            Ronnie Fuiara
                                            Attn: Proxy Department
                                            San Francisco, CA 94105

                                   EXHIBIT C

                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

                            AUDIT COMMITTEE CHARTER

         1. COMMITTEE COMPOSITION.

            (a) The Audit Committee shall be composed of not less than three
                Directors/Trustees(1) (hereinafter, "Directors") selected by the Board, each of whom shall be independent(2) as defined in Rule 10A-3(b) under the Securities and Exchange Act of 1934, as amended, and the listing standards of any national securities exchange on which the Fund is listed.

            (b) Each member of the Audit Committee shall be financially literate,(3) as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must be an "audit committee financial expert"(4) as such term is defined in Securities and Exchange Commission ("SEC") Regulation S-K, Item 401 and SEC Form N-CSR.

            (c) One member of the Audit Committee shall be designated by the
                Board as Chairperson. The Chairperson and members of the Audit Committee shall have two year terms, renewable for a maximum of three terms. Each member of the Audit Committee shall serve for one year or until his or her successor has been appointed and qualified. The Chairperson and members of the Audit Committee shall receive such compensation for their service on the Audit Committee as the Board may determine from time to time.

         2. ROLE OF THE AUDIT COMMITTEE.(5) The function of the Audit Committee is oversight in the sense that it is to watch closely, maintain surveillance, review carefully relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control and for the preparation, presentation and integrity of the financial statements; and it is the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors for the Fund shall report directly to, and are ultimately accountable to, the Audit Committee. The Audit Committee shall select, evaluate, oversee the work of and, when appropriate, replace the independent auditors.

         Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or of the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

         In discharging his or her duties, each member of the Audit Committee may rely on the accuracy of information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional expertise; or (c) a Board committee of which the Director is not a member.

         3. PURPOSES. The purposes of the Audit Committee are to assist the Board in its oversight of (a) the quality and integrity of the Fund's financial statements and the independent audit thereof; (b) the independent auditors' qualifications and independence; (c) the performance of the Fund's independent auditors; and (d) the Fund's compliance with relevant legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits.(6) The Audit Committee shall prepare an audit committee report as required by the SEC to be included in the Fund's proxy statements.(7) The Audit Committee shall discharge its fiduciary responsibility with respect to evidence of any material violation of federal or state law or breach of fiduciary duty impacting the Fund that is brought to the attention of the Audit Committee pursuant to applicable regulations.(8) The Audit Committee shall monitor the Fund's accounting and financial reporting policies and practices, its internal controls over financial reporting and, as appropriate, inquire into the internal controls over financial reporting of certain service providers. The Audit Committee shall monitor the Fund's safeguards with respect to both inflow and outflow of funds and the integrity of computer systems relating to financial reporting. In addition, the Audit Committee shall act as a liaison between the Fund's independent auditors and the full Board of Directors.

         4. DUTIES AND POWERS. To carry out its purposes, the Audit Committee shall have the following duties and powers:

            (a) To select, retain or terminate the independent auditors(9) and, in connection therewith, annually to receive, evaluate and discuss with the independent auditors a formal written report from them setting forth all audit, review or attest engagements, as well as all non-audit engagements and other relationships, with the Fund, the Investment Manager and any entity in the Fund's "investment company complex," as defined in Reg. S-X Rule 2-02(c)(14) (such entity to be referred to as a "Complex Entity"), which shall include specific representations as to the independent auditors' objectivity and independence;(10)

            (b) To review and approve, in advance: (i) all audit services and all permissible non-audit services to be performed by the independent auditors for the Fund, including the related fees and terms of such engagements; and (ii) all non-audit services to be provided by the independent auditors to the Fund's Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (such an affiliate to be referred to as a "Control Affiliate") where the nature of such non-audit services has a direct impact on the operations or financial reporting of the Fund;(11) to establish pre-approval policies and procedures for the engagement of independent auditors to provide audit and permissible non-audit services;(12) and to delegate to one or more members the authority to grant pre-approvals;

            (c) To meet with the independent auditors and management, including private meetings with each as necessary,(13) (i) to review and discuss the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures, internal accounting controls and any audit problems or difficulties, and in each case management's responses thereto;(14) (iv) to review and discuss the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; (v) in the case of an exchange-listed closed-end Fund only, to discuss the Fund's unaudited semi-annual financial statements with the independent auditors and management; and (vi) in the case of an exchange-listed closed-end Fund only, to review and discuss the Fund's annual audited financial statements and management's discussion of fund performance with the independent auditors and management and make a recommendation to the Board of Directors on including such audited financial statements in the Fund's annual report to shareholders;(15)

            (d) To review and discuss any and all reports from the independent auditors regarding (i) critical accounting policies and practices used by the Fund, including any proposed changes in accounting principles or practices proposed by management or the independent auditors upon the Fund, (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, (iii) the risks of using any such alternative treatments or disclosures,
                (iv) the treatment preferred by the independent auditors, (v) material written communications between management and the independent auditors, including any management letter and any internal control observations and recommendations, and (vi) all non-audit services provided by the independent auditors to any Complex Entity that were not subject to the pre-approval requirement set forth above in Paragraph 4(b) (in connection with the Audit Committee's consideration of the auditors' independence);(16)

            (e) To review and discuss the process of issuing dividend-related and other press releases including financial information, as well as the Fund's policies for providing financial information to analysts and ratings agencies;(17)

            (f) To discuss with management the Fund's guidelines and policies with respect to risk assessment and risk management;(18)

            (g) To review any disclosures made by the chief executive and chief financial officers of the Fund in their certification process for the Fund's periodic reports filed with the SEC about any significant deficiencies in the design or operation of internal controls, any material weaknesses in internal controls and any fraud, whether or not material, involving management or other employees having a significant role in internal controls;(19)

            (h) To establish procedures, take actions and perform all duties necessary for (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;(20)

            (i) To obtain and review not less often than annually a report by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control or peer review of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting any audits carried out by the independent auditors, and any steps taken to deal with any such issues; and
                (iii) all relationships between the independent auditors and the Fund, as well as the Fund's Investment Manager or any Complex Entity;(21)

            (j) To evaluate the independence of the independent auditors, which shall include at least the following items: (i) receiving an annual statement from the independent auditors confirming their independence;(22) (ii) evaluating the lead partner of the independent auditors;(23) (iii) confirming the appropriate rotation of the lead audit partner, overseeing the rotation of other audit partners and considering periodically whether there should be a regular rotation of the audit firm itself;(24) and
                (iv) reviewing the hiring by the Fund, its Investment Manager and any Control Affiliate of employees or former employees of the independent auditors;(25)

            (k) To set policies relating to the hiring by the Fund, its
                Investment Manager and any Control Affiliate of employees or former employees of the independent auditors;(26)

            (l) To engage independent legal counsel and such other advisers as the Audit Committee determines appropriate to carry out its duties, without the consent of management or the Board of Directors;(27)

            (m) To conduct an annual performance evaluation of the Audit
                Committee;(28) and

            (n) To report its activities to the full Board of Directors on a regular basis and to make recommendation with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.(29)

         5. MEETINGS. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund. The Audit Committee shall also meet with internal auditors for the Investment Manager on a regular basis in order to assist the Board in its oversight of the Fund's compliance with legal and regulatory requirements.

         6. RESOURCES. The Audit Committee shall have the authority and resources, including sufficient funding by the Fund to pay the fees of the independent auditors, legal counsel, consultants or experts, appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.(30)

         7. ANNUAL CHARTER REVIEW. The Audit Committee shall review this Charter at least annually and recommend any changes to the Board of Directors.(31)

-------------------
(1)  NYSE 303.0 1 (B)(2)(a) and 303A.07(a).
(2)  NYSE 303.01(B)(2) and 303A.06; SEC Reg. 240.10A-3(b)(1).
(3)  NYSE 303.01 (B)(2)(b) and 303A.07(a), first paragraph of commentary.
(4)  NYSE 303A.07(a), first paragraph of commentary requires that at least one member have accounting or related financial management expertise; SEC Reg. 229.401(h); Item 3, Form N-CSR.
(5)  NYSE 303A.07(c)(i); SEC Reg. 240.10A-3(b)(2).
(6)  NYSE 303A.07(c)(i).
(7)  SEC Reg. ss. 240.14a-101, Item 7(d)(3); Reg. S-K, Item 306.
(8)  CFR Title 17, Chapter II, Part 205.
(9)  SEC Reg. ss. 240. 10A-3(b)(2).
(10) NYSE 303.01(B)(1)(c).
(11) SEC Reg. ss. 210.2-01(c)(7) under Sarbanes-Oxley Act (SOX) ss. 202.
(12) Id.
(13) NYSE 303A.07(c)(iii)(E).
(14) NYSE 303A.07(c)(iii)(F).
(15) NYSE 303A.07(c)(iii)(B); SEC Reg. ss. 240.14a-101, Item 7(d)(3)(i), SEC Reg. ss. 229.306 under Reg. S-K.
(16) SEC Reg. ss. 210.02-07; SOX ss. 204; SEC Reg. ss. 240.14a-101, Item 9(e)(8).
(17) NYSE 303A.07(c)(iii)(C).
(18) NYSE 303A.07(c)(iii)(D).
(19) SEC Reg. ss. 240.13a-14; SOX ss. 302.
(20) SEC Reg. ss. 240.10A-3(b)(3).
(21) NYSE 303A.07(c)(iii)(A).
(22) NYSE 303.01(B)(1)(c).
(23) NYSE 303A.07(c)(iii)(A), first paragraph of commentary.
(24) Id.
(25) NYSE 303A.07(c)(iii)(G).
(26) Id.
(27) SEC Reg. ss. 240.10A-3(b)(4).
(28) NYSE 303A.07(c)(ii).
(29) NYSE 303A.07(c)(iii)(H).
(30) SEC Reg. ss. 240.10A-3(b)(4) and (5).
(31) NYSE 303.01(B)(1).

                                   EXHIBIT D

                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER


         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEMBERSHIP

         The Nominating and Corporate Governance Committee (the "Committee") shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any Fund is listed. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have two-year terms, renewable for a maximum of three (3) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

         BOARD NOMINATIONS

         1. INDEPENDENT DIRECTORS/TRUSTEES. Independent Directors/Trustees are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

         2. AFFILIATED DIRECTORS/TRUSTEES. The Committee shall evaluate candidates' qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

         3. SHAREHOLDER RECOMMENDATIONS. The Committee shall establish policies and procedures with respect to the submission and consideration of shareholder recommendations regarding candidates for nomination for election to the Board.

         4. BOARD COMPOSITION. The Committee shall periodically review the composition of the Board of Directors/Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

         CORPORATE GOVERNANCE

         1. The Committee shall evaluate annually the ability of each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee's evaluation.

         2. The Committee shall, together with the Coordinating
Director/Trustee, monitor the performance of counsel for the independent Directors/Trustees.

         3. The Committee shall establish procedures to facilitate shareholder communications to the Funds' Board of Directors/Trustees.

         OTHER POWERS AND RESPONSIBILITIES

         1. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

         2. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

                                   EXHIBIT E

                        EXECUTIVE OFFICERS OF THE FUNDS

         RICHELLE S. MAESTRO (AGE 47) Executive Vice President/General Counsel/Secretary of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln Cash Management and Delaware Capital Management (each a series of Delaware Management Business Trust); Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services Corporation, Delaware Management Business Trust, Delaware Distributors, Inc. and Delaware Distributors, L.P.; Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company; and Vice President/General Counsel of Lincoln National Income Fund, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments. Ms. Maestro also serves as Senior Vice President/Chief Legal Officer/Secretary for the six portfolios of the Optimum Fund Trust, which has the same investment adviser as the Funds.

         MICHAEL P. BISHOF (AGE 42) Senior Vice President and Chief Financial Officer of the Funds and of the other 25 investment companies within Delaware Investments; Senior Vice President/Investment Accounting of Delaware Management Company and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc. and Delaware Distributors, L.P.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Chief Financial Officer/Treasurer of Lincoln National Income Fund, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments. Mr. Bishof also serves as Senior Vice President/Treasurer for the six portfolios of the Optimum Fund Trust, which has the same investment adviser as the Funds.

         JOHN J. O'CONNOR (AGE 48) Senior Vice President and Treasurer of the Funds and of the other 25 investment companies within Delaware Investments; Senior Vice President /Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment Advisers (a series of Delaware Management Business Trust). During the past five years, Mr. O'Connor has served in various executive capacities at different times with Delaware Investments. Mr. O'Connor also serves as Senior Vice President/Assistant Treasurer for the six portfolios of the Optimum Fund Trust, which has the same investment adviser as the Funds.

                                            ------------------------------------
                                            DELAWARE INVESTMENTS DIVIDEND
                                               AND INCOME FUND, INC.
                                            DELAWARE INVESTMENTS GLOBAL
                                               DIVIDEND AND INCOME FUND, INC.
                                            DELAWARE INVESTMENTS ARIZONA
                                               MUNICIPAL INCOME FUND, INC.
                                            DELAWARE INVESTMENTS COLORADO
                                               INSURED MUNICIPAL INCOME
                                               FUND, INC.
                                            DELAWARE INVESTMENTS FLORIDA
                                               INSURED MUNICIPAL INCOME FUND
                                            DELAWARE INVESTMENTS MINNESOTA
                                               MUNICIPAL INCOME FUND, INC.
                                            DELAWARE INVESTMENTS MINNESOTA
                                               MUNICIPAL INCOME FUND II, INC.
                                            DELAWARE INVESTMENTS MINNESOTA
                                               MUNICIPAL INCOME FUND III, INC.
                                            ====================================

                                            ------------------------------------

                                            ------------------------------------




                                            COMBINED PROXY
                                            STATEMENT
                                            NOTICE OF JOINT
                                            ANNUAL MEETING
                                            OF SHAREHOLDERS
                                            ------------------------------------

                                            AUGUST 17, 2005




                                            Delaware
                                            Investments(R)
                                            -----------------------------------
PX-CE [--] IVES 6/05                        A member of Lincoln Financial Group

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. (COMMON)                                       CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. (CLASS A)                                       CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC. (CLASS B)                                                   CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. (COMMON)                               CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. (CLASS A)                              CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. (CLASS B)                              CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.                                                      CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT THE TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.                                               CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR. OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND (COMMON)                                      CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE FUND                                 ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND (CLASS A)                                     CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE FUND                                 ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND (CLASS B)                                     CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE FUND                                 ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (COMMON)                                      CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (PREFERRED)                                   CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (COMMON)                                   CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (CLASS A)                                  CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (CLASS B)                                  CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (COMMON)                                  CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. BISHOF, RICHELLE S. MAESTRO AND JOHN
J. O'CONNOR, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 17, 2005 AT 4:00 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (PREFERRED)                               CHECK
                                                                                PLEASE VOTE BY CHECKING (MARK) THE APPROPRIATE BOX
                                                                                BELOW.
                                                                                           FOR          WITHHOLD         FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                                ALL            ALL            EXCEPT
                                                                                           |_|            |_|             |_|
   01)  THOMAS L. BENNETT   04)  ANTHONY D. KNERR       07)  THOMAS F. MADISON*
   02)  JUDE T. DRISCOLL    05)  LUCINDA S. LANDRETH    08)  JANET L. YEOMANS*
   03)  JOHN A. FRY         06)  ANN R. LEVEN           09)  J. RICHARD ZECHER             |_             |_              |_


--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.



                                                                                DATE________________________________________, 2005

                                                                      --------------------------------------------------------------


                                                                      --------------------------------------------------------------

                                                                                SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN
                                                                                WITHIN BOX)